Exhibit 10.65

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) is made as of August 13, 2010 by and among CLEAN ENERGY FUELS CORP., a Delaware corporation (“CEF”), and CLEAN ENERGY, a California corporation (“Clean Energy”; CEF and Clean Energy together are the “Borrowers”), and PLAINSCAPITAL BANK, a Texas state chartered bank (“Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers and Lender entered into that certain Credit Agreement dated as of August 15, 2008, as amended by (i) that certain First Amendment to Credit Agreement dated as of February 13, 2009, (ii) that certain Second Amendment to Credit Agreement dated as of March 12, 2009, (iii) that certain Third Amendment to Credit Agreement dated as of May 5, 2009, (iv) that certain Fourth Amendment to Credit Agreement dated as of September 30, 2009, and (v) that certain letter agreement dated as of August 2, 2010 (as further amended, supplemented, or restated to the date hereof, the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby Lender became obligated to make loans to the Borrowers as therein provided; and

WHEREAS, the Borrowers and Lender desire to amend the Original Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1.       Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.       Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Fifth Amendment to the Original Credit Agreement.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

§ 2.1.       Definitions.  The definition of “Facility A Maturity Date” in Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“Facility A Maturity Date” means August 14, 2011.

§ 2.2.       Facility A Loan.  The introductory clause in Section 2.1(a) of the Original Credit Agreement which currently reads as follows:

Borrowers shall have the right and option to extend the Facility A Maturity Date to August 15, 2011 (the “Extension Period”), subject to the conditions that:

is hereby amended in its entirety to read as follows:

Borrowers shall have the right and option to extend the Facility A Maturity Date to August 14, 2012 (the “Extension Period”), subject to the conditions that:

§ 2.3.       Fees.  Section 2.4 of the Original Credit Agreement is hereby amended to add the following subsection (f):

(f)            Unused Facility Fee.  For the Facility A Loans, on the fifteenth day of each November, February, May and August, beginning on November 15, 2010 and continuing regularly thereafter, Borrower shall pay to Lender an unused line fee in an amount equal to one-tenth of one percent (0.10%) times the result of (i) the Facility A Maximum Credit Amount minus (ii) the average daily outstanding balance of the Facility A Loans during the immediately preceding three (3) month period.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

§ 3.1.       Effective Date.  This Amendment shall become effective as of the date first above written when and only when:

(a)           Lender shall have received, at Lender’s office, this Amendment and the Consent and Agreement, each duly executed and delivered and in form and substance satisfactory to Lender.

(b)           All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

2

(c)          The Borrowers shall have paid, in connection with the Loan Documents, all fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including fees and disbursements of Lender’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

§ 4.1.       Representations and Warranties of the Borrowers.  In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that:

(a)           The representations and warranties contained in Article V of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement.

(b)           Such Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Such Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower.

(c)           The execution and delivery by such Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such  Borrower.  Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by such Borrower of this Amendment or to consummate the transactions contemplated hereby.

(d)           When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

§ 5.1.       Ratification of Agreements.  The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

3

§ 5.3.       Survival of Agreements.  All representations, warranties, covenants and agreements of each Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by any Borrower hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Borrower under this Amendment and under the Credit Agreement.

§ 5.4.       Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.5.       Governing Law.  This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 5.6.       Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

4

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CLEAN ENERGY FUELS CORP., as a Borrower

By:	/s/ Richard R. Wheeler
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer

CLEAN ENERGY, as a Borrower

By:	/s/ Richard R. Wheeler
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer

PLAINSCAPITAL BANK, as the Lender

By:	/s/ Ronald C. Berg
	Name:	Ronald C. Berg
	Title:	President, Turtle Creek

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

CONSENT AND AGREEMENT

Reference is made to that certain Credit Agreement dated as of April 15, 2008 as amended by a First Amendment to Credit Agreement dated as of February 13, 2009, as amended by a Second Amendment to Credit Agreement dated as of March 12, 2009, by a Third Amendment to Credit Agreement dated as of May 5, 2009, a Fourth Amendment to Credit Agreement dated as of September 30, 2009, a letter agreement dated as of August 2, 2010, and a Fifth Amendment to Credit Agreement dated as of August 13, 2010 (the “Fifth Amendment”, the Credit Agreement, as so amended, the “Agreement”), by and among CLEAN ENERGY FUELS CORP., a Delaware corporation, CLEAN ENERGY, a California corporation (the “Borrowers”), and PLAINSCAPITAL BANK, a Texas state chartered bank (the “Lender”), which Agreement is in full force and effect on the date hereof.  Terms which are defined the Agreement are used herein with the meanings given them in the Agreement.

Each of the undersigned (each a “Grantor”) hereby consents to the Fifth Amendment and agrees and acknowledges, with respect to each Security Document executed by it that (i) such Security Document is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations secured thereby; (ii) there are no offsets, claims or defenses of the undersigned with respect to such Security Document, nor, to the knowledge of the undersigned, with respect to the Loans; (iii) such Security Document is not released, diminished or impaired in any way by the transaction contemplated in connection with the Fifth Amendment; and (iv) such Security Document is hereby ratified and confirmed in all respects.

Dated as of  August 13, 2010

BLUE FUELS GROUP L.P.		NATURAL FUELS COMPANY, LLC

By:	Blue Energy General LLC, its general partner	By:	Clean Energy & Technologies LLC, its sole member

By:	Clean Energy & Technologies LLC, its sole member	By:	Clean Energy Fuels Corp., its sole member

By:	Clean Energy Fuels Corp., its sole member

By	/s/ Richard R. Wheeler	By	/s/ Richard R. Wheeler
	Richard R. Wheeler		Richard R. Wheeler
	Chief Financial Officer		Chief Financial Officer

[CONSENT AND AGREEMENT TO FIFTH AMENDMENT]

TRANSTAR ENERGY COMPANY L.P.

By:	Blue Energy General LLC, its general partner

By:	Clean Energy & Technologies LLC, its sole member

By:	Clean Energy Fuels Corp., its sole member

	By	/s/ Richard R. Wheeler
Richard R. Wheeler
Chief Financial Officer

[CONSENT AND AGREEMENT TO FIFTH AMENDMENT]